UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 2007

                                 ITT CORPORATION
             (Exact name of registrant as specified in its charter)

          Indiana                          1-5672                13-5158950
(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                  File Number)         Identification No.)

                4 West Red Oak Lane
               White Plains, New York                      10604
               (Address of principal                    (Zip Code)
                 executive offices)

       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

ITEM 7.01         REGULATION FD DISCLOSURE

      Attached hereto as Exhibit 99.1 is a press release announcing that Denise
L. Ramos will join ITT Corporation as its Chief Financial Officer, effective July 1, 2007. Ms. Ramos, 50, currently Chief Financial Officer of Furniture Brands International, will succeed George E. Minnich, 57, currently the Company's Chief Financial Officer, who is retiring from the Company.

Also, as announced in the press release, Mr. Steven R. Loranger, Chairman, President and Chief Executive Officer of ITT Corporation, will speak at 9:00 a.m. Eastern Daylight Time today at the 2007 Electrical Products Group Conference in Longboat Key, Florida, where he will confirm the Company's strong financial outlook and say that the Company believes robust organic revenue growth, coupled with execution of operational initiatives, provides it with a high level of confidence in successfully achieving its existing 2007 financial targets. Mr. Loranger's entire presentation will be webcast live at: www.itt.com/ir. This information is furnished pursuant to Item 7.01 Regulation FD Disclosure and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

A copy of this press release is attached as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits

(c) Exhibits

99.1  Press release dated May 21, 2007.


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

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ITT CORPORATION

                                        By:  /s/ Kathleen S. Stolar
                                             ---------------------------------
                                             Kathleen S. Stolar

                                        Its: Vice President, Secretary
                                             and Associate General Counsel

Date: May 21, 2007


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